Exhibit 99.1

RTI Surgical Holdings, Inc.® Announces Record Date and Stockholder Meeting Date for Sale of OEM Business

Deerfield, Ill., January 28, 2020 – RTI Surgical Holdings, Inc. (Nasdaq: RTIX), a global surgical implant company, announced today that it has set the record date for the special meeting of its shareholders to, among other things, consider and vote on various proposals necessary to close the previously announced Equity Purchase Agreement, dated January 13, 2020 (the “Purchase Agreement”), with Ardi Bidco Ltd., a Delaware corporation and an entity affiliated with Montagu Private Equity, LLP (the “Buyer”), pursuant to which the Buyer will acquire the OEM business (the “Business”) of the Company by means of a sale (the “Sale”) of certain affiliates of the Company.

Stockholders of record as of the close of business on February 25, 2020, will be entitled to vote at the special meeting, which is scheduled to take place on March 31, 2020. The Sale is subject to certain customary closing conditions and approval from our stockholders. The Sale is expected to close in the first half of 2020.

About RTI Surgical Holdings, Inc.

RTI Surgical Holdings is a leading global surgical implant company providing surgeons with safe biologic, metal and synthetic implants. Committed to delivering a higher standard, RTI’s implants are used in sports medicine, plastic surgery, spine, orthopedic and trauma procedures and are distributed in over 50 countries. RTI has four manufacturing facilities throughout the U.S. and Europe. RTI is accredited in the U.S. by the American Association of Tissue Banks and is a member of AdvaMed. For more information, please visit www.rtix.com. Connect with us on LinkedIn and Twitter.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within RTI Surgical Holdings, Inc.’s industry and numerous other factors and risks identified in RTI Surgical Holdings, Inc.’s Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (SEC). Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the risk that the Company may be unable to obtain stockholder approval for the proposed transaction or that the Company or Montagu may be unable to obtain regulatory approvals required for the proposed transaction, or required regulatory approvals may delay the proposed transaction; (ii) the risk that a condition to the closing of the proposed transaction may not be satisfied; (iii) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (iv) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (v) the timing to consummate the proposed transaction; (vi) the effect and timing of changes in laws or in governmental regulations; and (vii) other risks described in our public filings with the SEC. Additional risks and uncertainties will be discussed in the proxy statement and other materials that the Company will file with the SEC in connection with the proposed transaction. There can be no assurance that the Sale will be completed, or if it is completed, that it will close within the anticipated time period. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting related to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.rtix.com, or by contacting the Company’s Investor Relations at (847) 530-0249.

Participants in Solicitation

RTI Surgical Holdings, Inc. and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning RTI Surgical Holdings, Inc.’s participants is set forth in the proxy statement, filed March 25, 2019, for RTI Surgical Holdings, Inc.’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.